NATIXIS FUNDS

Supplement dated June 15, 2012 to the Natixis Funds Prospectuses dated February 1, 2012, the Natixis Funds Prospectus dated March 30, 2012 and the Natixis Funds Prospectuses dated May 1, 2012, as may be revised or supplemented from time to time, for the following funds (each a “Fund”):

Absolute Asia Dynamic Equity Fund	Loomis Sayles High Income Fund
AEW Real Estate Fund	Loomis Sayles International Bond Fund
ASG Diversifying Strategies Fund	Loomis Sayles Investment Grade Bond Fund
ASG Global Alternatives Fund	Loomis Sayles Limited Term Government and Agency Fund
ASG Growth Markets Fund	Loomis Sayles Mid Cap Growth Fund
ASG Managed Futures Strategy Fund	Loomis Sayles Multi-Asset Real Return Fund
CGM Advisor Targeted Equity Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund
Gateway Fund	Loomis Sayles Strategic Income Fund
Gateway International Fund	Loomis Sayles Value Fund
Hansberger International Fund	Natixis Diversified Income Fund
Harris Associates Large Cap Value Fund	Natixis Oakmark Global Fund
Loomis Sayles Absolute Strategies Fund	Natixis Oakmark International Fund
Loomis Sayles Capital Income Fund	Natixis U.S. Multi-Cap Equity Fund
Loomis Sayles Core Plus Bond Fund	Vaughan Nelson Small Cap Value Fund
Loomis Sayles Global Equity and Income Fund	Vaughan Nelson Value Opportunity Fund
Loomis Sayles Growth Fund

Effective August 17, 2012, purchases of Class A shares of a Fund of $1 million or more placed August 17, 2012 or later may be subject to a CDSC of 1.00%, if such shares are redeemed within 18 months of the date of purchase. Purchases of Class A shares of a Fund of $1 million or more placed prior to August 17, 2012 may be subject to a CDSC of 1.00% if such shares are redeemed within 12 months of the date of purchase.

Accordingly, effective August 17, 2012, the following bullet within the sub-section “Class A Shares” within the section “Investing in the Funds” under “Fund Services” is hereby amended and restated as follows:

—	You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemptions if you redeem these shares within 18 months of purchase.

Effective August 17, 2012, the following footnote within the sub-section “Class A Shares” within the section “How Sales Charges are Calculated” under “Fund Services” is hereby amended and restated as follows:

** For purchases of Class A shares of the Fund of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within 18 months of the date of purchase. See the section “How the CDSC is Applied to Your Shares.”

Effective August 17, 2012, the fourth bullet with the section “How the CDSC is Applied to Your Shares” under “Fund Services” is hereby amended and restated as follows:

Applies to redemptions within the time frame shown above for each class.